Exhibit 10.73
Amendment One (1) to Task Order One (1)
Centralized Financial Aid Processing
Affiliated Computer Services, LLC and University of the Rockies, LLC

This Amendment One (1) (the “Amendment”) is made, as of the dates set forth below, as an Amendment to Task Order One (1) (“TO1”) dated as of December 31, 2008 and issued pursuant to the General Services Agreement (the “Agreement”) dated December 31, 2008 by and between Affiliated Computer Services, LLC (“ACS”) and University of the Rockies, LLC (“Customer”). Customer and ACS are sometimes referred to individually as a “Party” or together as “Parties”.

The purpose of this Amendment is to document the understanding of the Parties as it relates to the mutually agreed upon terms of the 2012 Task Order One (1) contract renewal year.

The Parties hereby agree to amend Task Order One (1) as follows:

1.	Section 3.1 Service Fees. Effective January 2, 2012, Section 3.1 will be replaced in its entirety with the following language:

ACS will provide the Services (as documented in Section I) based upon the following service categories (“Actions”):

Call Center

▪	Inbound Calls

▪	Outbound Accounts Worked

▪	Emails

Transactional Processing

▪	Imaging

▪	ISIR Review (Includes initial ISIR review and Verification/C-code/Conflicting Information Review)

▪	New Student Certification

▪	Renewal Student Certification

▪	Revision Certification

▪	Disbursement Review

▪	R2T4 (Refund)Calculations
ACS will bill monthly for each Action based upon the below Tiered Unit Pricing table:

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2.	ACS and Customer will continue to work diligently and in good faith to agree upon the terms and conditions for a new Agreement to replace the existing Agreement.

[***] Confidential portions of this document have been redacted and filed separately with the Commission.

Amendment One (1) to Task Order One (1)
Centralized Financial Aid Processing
Affiliated Computer Services, LLC and University of the Rockies, LLC

3.
Except as expressly amended hereby, the terms and provisions of the Agreement shall be and remain in full force and effect are hereby ratified and confirmed as originally written, and shall be legally binding between the Parties with respect to all services provided under the Agreement, as amended hereby.

IN WITNESS WHEREOF, each of the Parties has executed this Amendment One (1) by the signatures of their respective authorized representatives.

ACCEPTED AND AGREED: Affiliated Computer Services, LLC By: /s/ Richard K. Schnacker Name: Richard K. Schnacker Title: Group President Date: January 30, 2012
ACCEPTED AND AGREED:

University of the Rockies, LLC,
a Colorado limited liability company

By: Bridgepoint Education, Inc.,
      a Delaware corporation
      its Sole Member

      By: /s/ Daniel J. Devine

      Name: Daniel Devine

      Title: EVP/CFO

Date: January 26, 2012